Prospectus

May 1, 2008

Seligman

Cash Management Fund, Inc.

A Money Market Mutual Fund Seeking to Preserve Capital and to Maximize Liquidity and Current Income

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

TXCM1 5/2008

For More Information	back cover

The Fund

Investment Objectives

The Fund’s investment objectives are to preserve capital and to maximize liquidity and current income.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper, short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Fund will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00, the Fund will limit its investments to securities that, in accordance with guidelines approved by the Fund’s Board of Directors, present minimal credit risk. Accordingly, the Fund will only purchase US government securities, or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)), or if not so rated, determined to be of comparable quality.

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund’s Board of Directors. The investment manager continuously monitors the quality of the Fund’s investments. If the quality of an investment declines, the Fund may, in certain limited circumstances, continue to hold it.

Currently, the Fund invests only in US government securities and in securities that are rated in the top category by Moody’s and S&P. However, the Fund is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

The Fund’s investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yield and total return of the Fund will fluctuate with fluctuations in the yields of the securities held by the Fund. In periods of declining interest rates, the yields of the securities held by the Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Fund will tend to be lower than market rates. Additionally, when interest rates are falling, the inflow of new money to the Fund from sales of its shares will likely be invested in securities producing lower yields than the balance of the Fund’s assets, reducing the current yield of the Fund. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Fund may invest could involve certain risks in the event of default by the seller, including possible delays and expenses in liquidating the securities underlying

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the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in US banks. While US banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. The Fund’s average annual total returns presented in the table below the bar chart reflect the effect of sales charges. Class A shares are not sold with a sales charge. Both the bar chart and the table assume that all dividends were reinvested.

From January 25, 1999 through August 17, 2001, the investment manager, at its discretion, agreed to waive a portion of its management fee equal to an annual rate of 0.10%. Between November 12, 2002 (April 30, 2003 in the case of Class R shares) and July 10, 2003, the investment manager voluntarily reimbursed portions of the class-specific expenses of Class B, C, D and R shares in order for those Classes to declare dividends equal to an annual rate of 0.05%. Effective July 10, 2003, the reimbursement was changed to allow a minimum annual dividend rate of 0.05% for Class A shares and 0.01% for Class B, C, D and R shares. Effective July 15, 2004, the reimbursement was changed to allow a minimum annual dividend rate of 0.09% for Class B, C, D and R shares. From December 1, 2004 to February 15, 2005, the annual minimum annual dividend rate was raised to 0.20% with respect to all classes of shares. Absent such reimbursements, returns presented in the bar chart and table would have been lower. From February 16, 2005 through March 24, 2008, the investment manager did not reimburse the Fund’s expenses, and as such, for the period there was no minimum annual dividend rate. Beginning March 25, 2008, the investment manager, from time-to-time and at its discretion, reimbursed certain class-specific expenses of certain share classes to allow those classes to maintain a positive dividend. Absent such expense reimbursements, the dividend rates in respect of such share classes would have been negative. There is no guarantee that the investment manager will continue reimbursing such expenses, and as such, the investment manager may stop such expense reimbursements at any time.

Effective at the close of business on May 16, 2008, Class C shares of the Fund will be re-named Class C2 shares, and the Fund’s Class D shares will be re-named as new Class C shares. Class D shares will no longer be available after the close of business on May 16, 2008. For additional information, see “Deciding Which Class of Shares to Buy.”

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Class A Annual Total Returns – Calendar Years

Best quarter return: 1.48% – quarter ended 9/30/00.

Worst quarter return: 0.01% – quarter ended 12/31/03.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class R Since Inception 4/30/03
Class A	4.09%	2.16%	2.92%	n/a	n/a
Class B	(2.00)	1.02	2.30	n/a	n/a
Class C	2.32	1.63	n/a	2.04%	n/a
Class D	2.00	1.40	2.07	n/a	n/a
Class R	2.83	n/a	n/a	n/a	2.06%

The Fund’s Class A shares’ 7-day yield as of December 31, 2007 was 3.46%.

To obtain the Fund’s current 7-day yield, you may call (800) 622-4597.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Effective at the close of business on May 16, 2008, Class C shares of the Fund will be re-named Class C2 shares , and the Fund’s Class D shares will be re-named as new Class C shares. Class D shares will no longer be available after the close of business on May 16, 2008. For additional information, see “Deciding Which Class of Shares to Buy.”

Shareholder Fees (fees paid directly from your investment)	Class A		Class B		Class C(2)		Class D(2)		Class R
Total Maximum Sales Charge (Load)	none		5%		1%		1%		1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	none	(1)	non	e	non	e	non	e	non	e
Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%		1%		1%		1%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.41%		0.41%		0.41%		0.41%		0.41%
Distribution and/or Service (12b-1) Fees	—%		1.00%		0.74%		1.00%		0.25%
Other Expenses	0.45%		0.45%		0.45%		0.45%		0.45%
Total Annual Fund Operating Expenses	0.86%		1.86%		1.60%		1.86%		1.11%

(1)	If your Class A shares were acquired by an exchange of shares from another Seligman mutual fund on which you did not pay an initial sales charge due to the size of your purchase, your shares will be subject to a 1% CDSC if sold within 18 months of when you originally purchased the shares of the other fund.
(2)	Effective at the close of business on May 16, 2008, Class C shares of the Fund will be re-named Class C2 shares, and the Fund’s Class D shares will be re-named as new Class C shares. Class D shares will no longer be available after the close of business on May 16, 2008. For additional information, see “Deciding Which Class of Shares to Buy.”

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$88	$274	$477	$1,061
Class B	689	885	1,206	1,918	†
Class C	263	505	871	1,900
Class D	289	585	1,006	2,180
Class R	213	353	612	1,352

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$88	$274	$477	$1,061
Class B	189	585	1,006	1,918	†
Class C	163	505	871	1,900
Class D	189	585	1,006	2,180
Class R	113	353	612	1,352

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

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Management

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and strategies, and administers the Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 22 US registered investment companies, which offer 59 investment portfolios with approximately $10.1 billion in assets as of March 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2008 of approximately $7.8 billion.

The Fund pays Seligman a fee for its management services. The fee rate equals a percentage of the daily net assets of the Fund. The rate is calculated on a sliding scale of 0.45% to 0.375% based on the average daily net assets of all US registered investment companies managed by Seligman. For the year ended December 31, 2007, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.41% of the Fund’s average daily net assets. From time to time, Seligman has agreed to reimburse a portion of the class-specific expenses of certain share classes in order for those classes to declare dividends equal to selected minimum annual rates. From February 16, 2005 through March 24, 2008, Seligman did not reimburse the Fund’s expenses, and as such, for the period there was no minimum annual dividend rate. Beginning March 25, 2008, Seligman, from time to time and at its discretion, reimbursed certain class-specific expenses of certain share classes to allow those classes to maintain a positive dividend. Absent such expense reimbursements, the dividend rates in respect of such share classes would have been negative. There is no guarantee that Seligman will continue reimbursing such expenses, and as such, may stop such expense reimbursements at any time.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the continuance of the investment management agreement between the Fund and Seligman is available in the Fund’s Annual Report, dated December 31, 2007.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors”):

The Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, SDC and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

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Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund’s Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. You may purchase Class B, Class C or Class D shares of the Fund only by exchanging shares of the same class of another Seligman mutual fund or through your broker or financial advisor to facilitate periodic investments in the same class of shares of other Seligman mutual funds. Effective at the close of business on May 16, 2008, Class C shares of the Fund will be re-named Class C2 shares, and the Fund’s Class D shares will be re-named as new Class C shares. Class D shares will no longer be available after the close of business on May 16, 2008. See below for additional information related to these changes. When deciding which Class of shares to purchase, you should consider, among other things:

■	The amount you plan to invest.

■	If you would like to participate in a periodic investment program.

■	How long you plan to remain invested in the Fund, or another Seligman mutual fund.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares of the Fund.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	No initial sales charge on purchases. You will be subject to an initial sales charge when you exchange Class A shares of the Fund for Class A shares of another Seligman mutual fund.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%. No 12b-1 fee is currently being paid by the Class A shares; such fee will not be paid unless approved by the Board on Directors.

■

A 1% CDSC (i.e., a contingent deferred sales charge) when you sell Class A shares that were acquired by exchange of Class A shares of another Seligman mutual fund purchased within the past 18 months at net asset value by “eligible employee benefit plans” (as detailed below) or by investors due to the size of the purchase. “Eligible employee benefit plans” are plans that have at least $2 million in plan assets at the time of investment in a Seligman mutual fund. Eligible employee benefit plans may purchase Class A shares of that mutual fund at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Reduced Sales Charges for Class A Shares

Since Class A shares of the Fund are offered to investors at net asset value, only Class A shares of the Fund owned as a result of an exchange of Class A shares from another Seligman mutual fund on which an initial sales charge was paid will be included for purposes of determining a shareholder’s eligibility for a reduced sales charge on additional investments in Class A shares of the Seligman mutual funds sold with an initial sales charge. For more information, please consult the prospectuses and statements of additional information for such other Seligman mutual funds.

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If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the reduced sales charges to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in Seligman mutual funds if those investments are with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

A contingent deferred sales charge (or CDSC) of 1% will also be imposed on the redemption of Class A shares acquired by exchange which were originally purchased at net asset value due to the size of the purchase, if such Class A shares are redeemed within eighteen months of the original purchase date.

In connection with the purchase of Class A shares of other Seligman mutual funds by a “single person” (as defined in the Prospectus for such other funds), investors may be eligible for Breakpoint Discounts, as provided in the Prospectuses for such other funds.

For more information regarding reduced sales charges, please consult the Fund’s Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Class B

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%	Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C shares or Class D shares (not available after the close of business on May 16, 2008) due to the shorter CDSC typically applicable to Class C and Class D shares. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that class, which has lower ongoing fees and typically a shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends.

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Class C or Class D*

Effective at the close of business (4:00 p.m. EST) on May 16, 2008, Class C shares of the Fund will be re-named Class C2 shares, and the Fund’s Class D shares will be re-named as new Class C shares. Class D shares will no longer be available after the close of business on May 16, 2008. Details of these changes follow.

Class C shares of the Fund will be re-named Class C2 shares (which are described below) at the close of business on May 16, 2008. Orders for the purchase, exchange or redemption of Class C shares of the Fund received by Seligman Advisors, SDC or an authorized financial intermediary prior to the close of the New York Stock Exchange on May 16, 2008 will be accepted in accordance with this Prospectus.

Also, effective as of the close of business on May 16, 2008, the Fund’s Class D shares will be re-named as new Class C shares, and Class D shares will no longer be available. All orders (i.e., purchases, exchanges and redemptions) for Class D shares of the Fund received by Seligman Advisors, SDC or an authorized financial intermediary prior to the close of the New York Stock Exchange on or before May 16, 2008 will continue to be accepted in accordance with this prospectus. Orders for Class D shares will not be accepted after the close of business on May 16, 2008.

Class D shares are identical in their terms to Class C shares, and the value of an investment in the Fund will not change as a result of a Class D shareholder becoming a new Class C shareholder. After Class D shares are re-named as Class C shares, former Class D shareholders of the Fund will receive a confirmation detailing the change.

The following terms apply to Class C shares and Class D shares available prior to the close of business on May 16, 2008, and thereafter will apply to new Class C shares only.

■   No initial sales charge on purchases.

■   A 1% CDSC on shares sold within one year of purchase.

■   Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■   No automatic conversion to Class A shares, so you
will be subject to higher ongoing 12b-1 fees indefinitely.

■   No CDSC when you sell shares purchased with
reinvested dividends.

Your purchase of Class C or Class D shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

*	Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Class C2

Effective at the close of business on May 16, 2008, Class C shares of the Fund will be re-named as Class C2 shares. After May 16, 2008, Class C2 shares will be closed and no longer available for sale. No purchases of Class C2 shares or exchanges into Class C2 shares will be accepted. (Distributions on Class C2 shares may be reinvested in Class C2 shares.) Class C2 shares may be redeemed or exchanged for Class C shares of other

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Seligman mutual funds. Any Class C2 shares (or any predecessor class of shares) that were issued upon exchange from another Seligman mutual fund will be subject to a 1% CDSC if redeemed within 18 months (or one year, if original purchase was through level load intermediaries) of the original date of purchase of the other Seligman mutual fund. With respect to current Class C shares or Class C2 shares of the Fund that you acquired through a direct purchase of shares of the Fund before May 16, 2008 (i.e., shares not acquired via an exchange), these shares will not begin to age for purposes of determining the applicability of any CDSC until you exchange these shares for Class C shares of another Seligman mutual fund.

The re-naming and closing of Class C2 shares will not affect the value of your investment in the Fund. All Class C2 shareholders will receive a confirmation detailing the change of name.

On or after July 1, 2008, the Fund reserves the right to convert any Class C2 shares into new Class C shares (the terms of which are described above) of the Fund when a shareholder’s account balance in respect of Class C2 shares falls below $10,000.

Class C2 shares bear an annual 12b-1 fee (for distribution and shareholder services) of up to 1.00% and do not convert to Class A shares. No CDSC will be charged when you sell shares purchased with reinvested dividends.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Class R**

■	No initial sales charge on purchases.

■

Annual 12b-1 fee (for distribution and shareholder services) of up to 0.50%. Currently, Class R shares are paying an annual 12b-1 fee of 0.25%. Such fee will not be increased to 0.50% unless such increase is approved by the Fund’s Board of Directors.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of the Fund.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

**	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available. Seligman Advisors may waive the requirements described in (2) above in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors.

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Seligman (as well as the Fund’s distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class of the Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Fund’s Board of Directors believes that no conflict of interest currently exists between the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. With respect to shares of the Fund that you acquired through a direct purchase of shares of the Fund (i.e., shares not acquired via an exchange), these shares will not begin to age for purposes of determining the applicability of any CDSC until you exchange these shares for another Seligman mutual fund. However, when you exchange shares of another Seligman mutual fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund(s).

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Fund’s Statement of Additional Information or www.seligman.com.

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Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors or SDC, as the case may be, accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

The Fund seeks to maintain a constant NAV of $1.00 per share. In an effort to maintain a stable net asset value, the Fund uses the amortized cost method of valuing its securities. For more information regarding this method of valuation, please consult the Fund’s Statement of Additional Information.

Opening Your Account

The Fund’s shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D (not available after May 16, 2008) and Class R shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class C or Class D and—Class R.”

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: None (but certain Fund accounts are subject to a $1,000 minimum Fund account balance; for details, see “Important Policies That May Affect Your Account”)

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

12

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and any other Seligman funds you may own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum account balance of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in the Fund, you may exchange uncertificated shares of the Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares of the Fund and you never paid an initial sales charge on the shares, you may pay an initial sales charge at the time of the exchange.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If

13

you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell this Fund’s shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund’s shares. Exchanges will be made at each fund’s respective NAV. An initial sales charge will be imposed when you exchange Class A shares of the Fund for the same Class of shares of another Seligman mutual fund. You may be entitled to a reduced sales charge on such exchanges in certain circumstances. You should consult the prospectus for the Seligman mutual fund into which you are considering exchanging and/or contact an authorized dealer or your financial advisor for more information. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

If you elect the Expedited Redemption Service on your account application, you may sell Fund shares by phone or written request without a signature guarantee and have the proceeds wired to your designated bank account. If the proceeds are less than $1,000 (or at your option, for any amount), a check will be mailed to your address of record.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before

14

sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact your authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you initially bought $1,000,000 or more of Class A shares of another Seligman mutual fund without an initial sales charge and exchanged into Class A shares of the Fund, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of the original purchase. Provided that you reinvest your dividends, you may annually withdraw without being assessed a CDSC, as a percentage of the value of your Fund account (at the time of election), the following: 12% of your Class B shares, 10% of your Class C shares acquired by exchange (not available after May 16, 2008), 10% of your Class C2 shares acquired by exchange, 10% of your new Class C shares (available after May 16, 2008), 10% of your Class D shares (not available after May 16, 2008) or 10% of your Class R shares.

Check Redemption Service. If you have $2,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application, or, thereafter, contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C, C2 or D shares, check redemptions may be subject to a CDSC.

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Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your Fund account if its value is below $1,000, provided, however, that this policy does not apply to direct accounts held at SDC that are retirement accounts (i.e., IRAs), unclaimed property accounts and Fund shareholder accounts in the process of automatic conversion from the Fund’s Class B shares to Class A shares that aggregate to more than $1,000. The Fund will notify you in writing at least 30 days before closing your Fund account and anticipates permitting shareholders owning Fund shares directly with SDC a period of one year to reach the $1,000 Fund minimum balance. If you hold your shares through a financial intermediary, you should contact that financial intermediary for their policies relating to minimum investment requirements (which could be different from the Fund’s requirements);

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited in your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

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Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares and pay a CDSC, you may elect, within 120 calendar days, to use all or a part of the proceeds to buy shares of another Seligman mutual fund (reinstate your investment) and receive a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

In addition, if you sell Class A shares of the Fund that were owned as a result of an exchange of shares from another Seligman mutual fund on which an initial sales charge was paid, you will be eligible to use part or all of the proceeds to buy shares of another Seligman mutual fund without paying the initial sales charge or paying only a portion thereof, as applicable.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. However, since money-market funds are often used by investors as short-term investments or in a manner similar to a checking account, the Fund has not adopted policies and procedures that restrict the number of exchanges into and out of (or purchases and sales from) the Fund. Seligman also believes that money-market funds such as the Fund are not typically targets of abusive trading practices as these types of funds generally seek to maintain a constant net asset value (in the case of the Fund, $1.00 per share). Notwithstanding the forgoing, the Fund, Seligman Advisors (the Fund’s distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively below as the “Seligman Entities”) may under certain circumstances refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in inappropriate frequent trading of shares of funds in the Seligman Group of Funds. In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern of frequent trading of shares of other Seligman mutual funds in excess of the guidelines set forth in the prospectuses of such other Seligman funds (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). Furthermore, if you purchase shares of the Fund

17

through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in frequent trading activity.

Frequent trading in the Fund’s shares could result in the Fund engaging in additional portfolio transactions. Increased portfolio transactions could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance.

Dividend Distributions

The Fund declares as a dividend substantially all of its net investment income each day that the New York Stock Exchange is open for business.

Dividend:

A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

You may elect to:

(1)	reinvest dividends in shares; or

(2)	receive dividends in cash.

Your dividends will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have tele-

phone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend.

Dividends that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividend distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class B, Class C, Class C2, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees.

Taxes

The tax treatment of dividend distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Fund’s Statement of Additional Information under the heading “Taxation of the Fund.”

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The Seligman Mutual Funds

EQ UITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in the international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of

current income and long-term capital appreciation

by investing in equity and equity-related

securities issued by global real estate companies

such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

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FIXED-INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization dividend producing domestic and international equity securities supplemented by a larger allocation to real estate

20

securities as well as domestic fixed-income securities and cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

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Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund’s Classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS A
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.040	0.039	0.022	0.004	0.002
Less distributions:
Dividends from net investment income	(0.040)	(0.039)	(0.022)	(0.004)	(0.002)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.09%	3.95%	2.20%	0.43%	0.19%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$132,924	$124,223	$132,506	$143,464	$155,944
Ratio of expenses to average net assets	0.86%	0.90%	0.86%	0.84%	0.85%
Ratio of net investment income to average net assets	4.03%	3.86%	2.15%	0.40%	0.19%
Without management fee waiver:**
Ratio of expenses to average net assets				0.85%	0.86%
Ratio of net investment income to average net assets				0.39%	0.18%

See footnotes on page 24.

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CLASS B
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.030	0.028	0.011	0.001	—Ø
Less distributions:
Dividends from net investment income	(0.030)	(0.028)	(0.011)	(0.001)	—Ø
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	3.00%	2.85%	1.11%	0.07%	0.03%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$7,458	$8,860	$12,961	$21,214	$33,026
Ratio of expenses to average net assets	1.86%	1.89%	1.85%	1.18%	1.02%
Ratio of net investment income to average net assets	3.03%	2.86%	1.16%	0.07%	0.03%
Without management fee waiver and expense reimbursement:**
Ratio of expenses to average net assets			1.86%	1.85%	1.86%
Ratio of net investment income (loss) to average net assets			1.15%	(0.60)%	(0.81)%

CLASS C
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.033	0.032	0.016	0.001	—Ø
Less distributions:
Dividends from net investment income	(0.033)	(0.032)	(0.016)	(0.001)	—Ø
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	3.32%	3.20%	1.56%	0.09%	0.03%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,011	$3,629	$4,248	$4,693	$7,238
Ratio of expenses to average net assets	1.60%	1.58%	1.44%	1.16%	1.02%
Ratio of net investment income to average net assets	3.29%	3.19%	1.56%	0.09%	0.03%
Without management fee waiver and expense reimbursement:**
Ratio of expenses to average net assets				1.57%	1.67%
Ratio of net investment loss to average net assets				(0.32)%	(0.62)%

See footnotes on page 24.

23

CLASS D
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.030	0.028	0.011	0.001	—Ø
Less distributions:
Dividends from net investment income	(0.030)	(0.028)	(0.011)	(0.001)	—Ø
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	3.00%	2.85%	1.11%	0.07%	0.03%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$13,643	$12,848	$12,756	$13,574	$18,742
Ratio of expenses to average net assets	1.86%	1.89%	1.85%	1.18%	1.02%
Ratio of net investment income to average net assets	3.03%	2.86%	1.16%	0.07%	0.03%
Without management fee waiver and expense reimbursement:**
Ratio of expenses to average net assets			1.86%	1.85%	1.86%
Ratio of net investment income (loss) to average net assets			1.15%	(0.60)%	(0.81)%

CLASS R
	Year Ended December 31,				4/30/03* to 12/31/03
	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.038	0.036	0.019	0.002	—Ø
Less distributions:
Dividends from net investment income	(0.038)	(0.036)	(0.019)	(0.002)	—Ø
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	3.83%	3.69%	1.94%	0.24%	0.02%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$554	$486	$499	$2	$2
Ratio of expenses to average net assets	1.11%	1.15%	1.11%	1.01%	0.98%	†
Ratio of net investment income to average net assets	3.78%	3.61%	1.90%	0.24%	0.02%	†
Without management fee waiver and expense reimbursement:**
Ratio of expenses to average net assets				1.10%	1.31%	†
Ratio of net investment income (loss) to average net assets				0.15%	(0.35)%	†

*	Commencement of offering of shares.
**	Seligman, at its discretion, reimbursed certain class-specific expenses of certain share classes to allow those classes to declare dividends equal to selected minimum annual rates. Absent such reimbursements, returns would have been lower.
Ø	Less than + or - $0.001.
†	Annualized.

24

How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

25

For More Information

The below information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-2650

Prospectus

May 1, 2008

Class I Shares

Seligman

Cash Management Fund, Inc.

A Money Market Mutual Fund Seeking to Preserve Capital and to Maximize Liquidity and Current Income

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

TXCM1 5/2008 CI

For More Information	back cover

The Fund

Investment Objectives

The Fund’s investment objectives are to preserve capital and to maximize liquidity and current income.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper, short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Fund will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.

In seeking to maintain a constant net asset value of $1.00, the Fund will limit its investments to securities that, in accordance with guidelines approved by the Fund’s Board of Directors, present minimal credit risk. Accordingly, the Fund will only purchase US government securities, or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)), or if not so rated, determined to be of comparable quality.

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund’s Board of Directors. The investment manager continuously monitors the quality of the Fund’s investments. If the quality of an investment declines, the Fund may, in certain limited circumstances, continue to hold it.

Currently, the Fund invests only in US government securities and in securities that are rated in the top category by Moody’s and S&P. However, the Fund is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.

The Fund’s investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yield and total return of the Fund will fluctuate with fluctuations in the yields of the securities held by the Fund. In periods of declining interest rates, the yields of the securities held by the Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Fund will tend to be lower than market rates. Additionally, when interest rates are falling, the inflow of new money to the Fund from sales of its shares will likely be invested in securities producing lower yields than the balance of the Fund’s assets, reducing the current yield of the Fund. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Fund may invest could involve certain risks in the event of default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in US banks. While US banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and the table assume that all dividends were reinvested. Class I shares are not subject to any sales charges. For certain periods presented, the investment manager reimbursed certain expenses of the Fund in order for those classes to declare dividends equal to selected minimum annual rates. In particular, for the period January 1 to February 15, 2005, the minimum annual dividend rate was 0.20%. Absent such reimbursement, returns would have been lower. The investment manager may at its discretion, reimburse certain expenses of Class I shares to maintain a positive dividend. Absent such expense reimbursements, the dividend rate in respect of Class I shares could be negative. There is no guarantee that the investment manager will reimburse expenses, and as such, the investment manager may stop such voluntary expense reimbursements at any time.

2

Class I Annual Total Returns – Calendar Years

Best quarter return: 1.13% – quarter ended 12/31/06.

Worst quarter return: 0.07% – quarter ended 9/30/03.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Since Inception 11/30/01
Class I	4.36%	2.42%	2.17%

The Fund’s Class I shares’ 7-day yield as of December 31, 2007 was 3.76%.

To obtain the Fund’s current 7-day yield, you may call (800) 622-4597.

3

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.41%
Distribution and/or Service (12b-1) Fees	none
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.59%

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$60	$189	$329	$738

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

4

Management

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and strategies, and administers the Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 22 US registered investment companies, which offer 59 investment portfolios with approximately $10.1 billion in assets as of March 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2008 of approximately $7.8 billion.

The Fund pays Seligman a management fee for its services. The management fee rate equals a percentage of the daily net assets of the Fund. The rate is calculated on a sliding scale of 0.45% to 0.375% based on the average daily net assets of all US registered investment companies managed by Seligman. For the year ended December 31, 2007, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.41% of the Fund’s average daily net assets. From time to time, Seligman has agreed to reimburse a portion of the class-specific expenses of certain share classes in order for those classes to declare dividends equal to selected minimum annual rates. From February 16,

2005 through the date of this Prospectus, Seligman did not reimburse the Fund’s Class I shares’ expenses, and there currently is no minimum annual dividend rate. Seligman may at its discretion, reimburse certain expenses of Class I shares to maintain a positive dividend. Absent such expense reimbursements, the dividend rate in respect of Class I shares could be negative. There is no guarantee that Seligman will reimburse expenses, and as such, may stop such voluntary expense reimbursements at any time.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the continuance of the investment management agreement between the Fund and Seligman is available in the Fund’s Annual Report, dated December 31, 2007.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors”):

The Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

5

Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, SDC and Brian T. Zino

(collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

6

Shareholder Information

After the close of business on May 16, 2008, the Fund will offer five Classes of shares (C2 shares are not available for purchase). Only Class I shares are offered by this Prospectus. The Fund’s Board of Directors believes that no conflict of interest currently exists among the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Fund’s distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors or SDC, as the case may be, accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. The Fund seeks to maintain a constant NAV of $1.00 per share. In an effort to maintain a stable net asset value, the Fund uses the amortized cost method of valuing its securities. For more information regarding this method of valuation, please consult the Fund’s Statement of Additional Information.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement (“Benefit Plan”) with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I Shares of that Seligman fund and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a

7

financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors or SDC by 4:00 p.m. Eastern time to receive that day’s NAV.

How to Sell Shares

Shares of the Fund can be redeemed in the same manner that shares can be purchased, as described under the heading “How to Buy Fund Shares.” SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; and

■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. However, since money-market funds are often used by investors as short-term investments or in a manner similar to a checking account, the Fund has not adopted policies and procedures that restrict the number of exchanges into and out of (or purchases and sales from) the Fund. Seligman also believes that money-market funds such as the Fund are not typically targets of abusive trading practices as these types of funds generally seek to maintain a constant net asset value (in the case of the Fund, $1.00 per share). Notwithstanding the forgoing, the Fund, Seligman Advisors, (the Fund’s distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively

8

below as the “Seligman Entities”) may under certain circumstances refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in inappropriate frequent trading of shares of funds in the Seligman Group of Funds. In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern of frequent trading of shares of other Seligman mutual funds in excess of the guidelines set forth in the prospectuses of such other Seligman funds (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in frequent trading activity.

Frequent trading in the Fund’s shares could result in the Fund engaging in additional portfolio transactions. Increased portfolio transactions could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance.

Dividend Distributions

The Fund declares as a dividend substantially all of its net investment income each day that the New York Stock Exchange is open for business.

Dividend:

A payment by a mutual fund, usually derived from a fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest dividends in shares; or
(2)	receive dividends in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or

9

financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend.

Dividend distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividend distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Taxes

The tax treatment of dividend distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Fund’s Statement of Additional Information under the section entitled “Taxation of the Fund.”

10

The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating of the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in the international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund†

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies such as US

11

real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to provide a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities .

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

† Offers Class I shares.

12

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025†

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015†

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core†

Seeks capital appreciation and preservation of capital with current income.

† Offers Class I shares.

13

Financial Highlights

The table below is intended to help you understand the financial performance of the Fund’s Class I shares for the past five years. Certain information reflects financial results for a single share of Class I shares held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund’s Class I shares, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes. If such costs or taxes were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income	0.043	0.042	0.024	0.007	0.004
Less distributions:
Dividends from net investment income	(0.043)	(0.042)	(0.024)	(0.007)	(0.004)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.36%	4.23%	2.48%	0.69%	0.39%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$14,511	$11,558	$13,242	$11,256	$9,558
Ratio of expenses to average net assets	0.59%	0.60%	0.58%	0.57%	0.63%
Ratio of net investment income to average net assets	4.30%	4.16%	2.43%	0.68%	0.41%

14

How to Contact Us

The Fund

Write	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

15

For More Information

The information below is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Fund, including the SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC’s internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-2650

SELIGMAN CASH MANAGEMENT FUND, INC.

Statement of Additional Information

May 1, 2008

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Seligman Cash Management Fund, Inc. (the “Fund”), dated May 1, 2008, offering Class A shares, Class B shares, Class C shares (not available after May 16, 2008), new Class C shares (available after May 16, 2008), Class D shares (not available after May 16, 2008) and Class R shares, and the current Prospectus, dated May 1, 2008 offering Class I shares (together, the “Prospectuses”). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers, respectively.

The financial statements and notes included in the Fund’s Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

Table of Contents

Fund History	2
Description of the Fund and its Investments and Risks	2
Management of the Fund	5
Control Persons and Principal Holders of Securities	10
Investment Advisory and Other Services	11
Portfolio Transactions and Other Practices	19
Capital Stock and Other Securities	20
Purchase, Redemption, and Pricing of Shares	20
Taxation of the Fund	25
Underwriters	26
Calculation of Yield	28
Financial Statements	29
General Information	29

TXCM1A

Fund History

The Fund was incorporated under the laws of the state of Maryland on July 12, 1976.

Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund’s investments and risks supplements the information contained in the Fund’s Prospectuses.

The Fund will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund will limit its investments to those securities that, in accordance with guidelines adopted by the Fund’s Board of Directors, present minimal credit risks. Accordingly, the Fund will not purchase any security (other than a US government security) unless (i) it is rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (“NRSRO’s”) such as Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”), or (ii) if not so rated, it is determined to be of comparable quality. Determinations of the comparable quality will be made in accordance with procedures established by the Directors. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, subject in certain circumstances to a finding by the Board of Directors that disposing of the investment would not be in the Fund’s best interest.

Presently, the Fund only invests in either US government securities or securities that are rated in the top category by Moody’s and S&P. However, the Fund is permitted to invest up to 5% of its assets in securities rated in the second highest rating category by two NRSRO’s, provided that not more than the greater of 1% of its total assets or $1,000,000 are invested in any one such security.

Commercial Paper and Short-Term Corporate Debt Securities. The Fund may invest in commercial paper and short-term corporate debt securities. Commercial paper includes short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies to finance short-term credit needs. Corporate debt securities include bonds and notes issued by corporations to finance longer-term credit needs. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

Money Market Instruments. The Fund invests in high-quality money market instruments having a remaining maturity of 13 months (397 days) or less, including the following:

US Government, Agency and Instrumentality Obligations. These securities are issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof and include a variety of obligations, which differ in their interest rates, maturities, and dates of issue. Some of these obligations are issued directly by the United States Treasury such as US Treasury Bills, notes, and bonds; others are guaranteed by the US Treasury, such as securities issued by the Small Business Administration, the General Services Administration, and Farmers Home Administration; others are supported by the right of the issuer to borrow from the Treasury, such as securities issued by Federal Home Loan Banks; while others are supported only by the credit of the agency or instrumentality and not by the Treasury, such as securities issued by the Federal National Mortgage Association. There can be no assurance that the US Government will provide financial support to such an agency or instrumentality if it is not obligated to do so by law.

Bank Obligations. These instruments include obligations of domestic banks (including foreign branches) and foreign banks with maturities not exceeding 13 months (397 days) including negotiable certificates of deposit, bank notes, bankers’ acceptances, fixed time deposits and commercial paper. Investments in such obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Negotiable certificates of deposit are certificates issued against funds deposited in a bank. They are for a definite period of time, earn a specific rate of return, and are negotiable. Bankers’ acceptances are short-term credit instruments primarily used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity. Fixed time deposits represent funds deposited in a bank. They are for a definite period of time and earn a specific rate of return. Fixed time deposits are made in foreign branches of domestic banks and in foreign banks. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

Investments in foreign banks and foreign branches of United States banks involve certain risks not generally associated with investments in domestic banks. While domestic banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, such requirements and regulations may not apply to foreign branches. Investments in foreign banks and branches may also be subject to other risks, including future political and economic developments, the seizure or nationalization of foreign deposits and the establishment of exchange controls or other restrictions.

Repurchase Agreements. The Fund may enter into repurchase agreements under which it acquires a money market instrument, qualified for purchase by the Fund, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Although the Fund may enter into repurchase agreements with respect to any money market instruments qualified for purchase, such agreements generally involve US Government securities. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest.

The Fund will not invest more than 10% of its assets in repurchase agreements of more than one week’s duration and in fixed time deposits, other than overnight deposits, subject to withdrawal penalties.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value of the securities loaned is maintained by the borrower with the Fund. During the time such securities are on loan, the borrower will pay the Fund any income accruing thereon and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund will not lend more than 25% of the value of its total assets, and it is not intended that payments received on account of interest paid on securities loaned will exceed 10% of the annual gross income of the Fund without offset for realized short-term capital losses, if any. The Fund has not loaned any portfolio securities to date.

Except as otherwise specifically noted above, the Fund’s investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund’s outstanding voting securities. Under these policies, the Fund may not:

•	Issue senior securities or borrow money, except from banks for temporary purposes in an amount not to exceed 5% of the value of the total assets of the Fund;

•

Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans;

•	Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure borrowings permitted by paragraph 1;

•	Underwrite the securities of other issuers; make “short” sales of securities, or purchase securities on “margin”; write or purchase put or call options;

•

Invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the Fund reserves the right to concentrate investments in money market instruments issued by the US Government or its agencies or instrumentalities or banks or bank holding companies;

•

Invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the US Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than US Government agencies or instrumentalities;

•

Buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate, or buy or hold oil or gas interests, or buy or hold any commodity or commodity contracts;

•

Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded;

•	Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements;

•

Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund or of the Manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities; or

•

Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund’s obligations under its deferred compensation plan for directors.

The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (“1940 Act”), a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Disclosure of Portfolio Holdings

The Fund’s full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund’s distributor, Seligman Advisors, Inc. (“Seligman Advisors”) (www.seligman.com). In addition, the Fund’s top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute the Fund’s portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund’s Board of Directors, the Fund’s portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund’s procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or its designee) and the Fund’s Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes and the President of Seligman or Seligman Advisors (or their respective designees) and the Fund’s CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the

Fund’s portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund’s Board of Directors regarding compliance with the Fund’s policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund’s policies expressly permit Seligman’s employees to release the Fund’s holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether the Fund owns or does not own a particular security, provided that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to the Fund’s portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund’s portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Bloomberg POM. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund’s portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT, and to Institutional Shareholder Services (“ISS”) in connection with proxy voting services provided. Seligman discloses portfolio holdings to the third parties listed above, other than ISS, on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours. Seligman discloses portfolio holdings to ISS on an as-requested basis, and the time elapsed between the date of the information and the date of its disclosure will vary based upon the date specified by the ISS request.

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Fund’s CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund’s portfolio holdings pursuant to these arrangements.

Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS
Dr. Maureen Fonseca† (52) Director	September 2007 to Date	Head of School, The Masters School (education); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Trustee, New York State Association of Independent Schools and Greens Farms Academy (education); and Commissioner, Middle States Association (education).	59

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
John R. Galvin (78) Director	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.	59

John F. Maher† (64) Director	September 2007 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (a bank holding company) and its principal subsidiary, Great Western Bank (federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. From 1989 to 1999, Director, Baker Hughes (energy products and services).	59

Frank A. McPherson (75) Director	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma City Public Schools Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), , Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.	59

Betsy S. Michel (65) Director	1984 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	59

Leroy C. Richie† (66) Director	September 2007 to Date	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas); Director and Chairman, Highland Park Michigan Economic Development Corp; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.	59

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
Robert L. Shafer (75) Director	1980 to Date	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, from May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and, from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).	59
James N. Whitson (73) Director	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of telecommunications equipment ). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	59

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
William C. Morris*** (70) Director and Chairman of the Board	1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee (diversified energy and chemical company); and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	59

Brian T. Zino† (55) President, Chief Executive Officer and Director	Pres.: 1995 to Date CEO.: 2002 to Date Dir: September 2007 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp; and a member of the Board of Governors of the Investment Company Institute. Formerly, Director and Chairman, ICI Mutual Insurance Company.	59

Eleanor T.M. Hoagland (56) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Thomas G. Rose (50) Vice President	2000 to Date	Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.	N/A

Lawrence P. Vogel (51) Vice President and Treasurer	V.P.: 1992 to Date Treas.: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.	N/A

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director
Frank J. Nasta (43) Secretary	1994 to Date

Director, Managing Director, General Counsel and Corporate Secretary,

J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

N/A

*	Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
**	The Seligman Group of Funds currently consists of twenty-two registered investment companies, including the Fund.
***	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.
†	Each of Messrs. Maher, Richie and Zino and Dr. Fonseca were elected to the Fund’s Board of Directors by shareholders at a special meeting of shareholders held on September 27, 2007.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not “interested” persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. The Committee met six times during the year ended December 31, 2007. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Mses. Fonseca and Michel. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and Seligman between board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund’s financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended December 31, 2007. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of the Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Fund at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Fund’s Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Fund at the address above.

The Committee met twice during the year ended December 31, 2007. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Ms. Michel.

Beneficial Ownership of Shares

As of December 31, 2007, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

Name	Dollar Range of Fund Shares Owned By Director	Aggregate Dollar Range of Shares Owned by Director in the Seligman Group of Funds
INDEPENDENT DIRECTORS
Dr. Maureen Fonseca	None	$1-$10,000
John R. Galvin	$1-$10,000	$50,001-$100,000
John F. Maher	None	Over $100,000
Frank A. McPherson	None	Over $100,000
Betsy S. Michel	$1-$10,000	Over $100,000
Leroy C. Richie	None	Over $100,000
Robert L. Shafer	None	Over $100,000
James N. Whitson	Over $100,000	Over $100,000
INTERESTED DIRECTORS
William C. Morris	None	Over $100,000
Brian T. Zino	Over $100,000	Over $100,000

Compensation

Name and Position with Fund	Aggregate Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Directors (1)(2)
Dr. Maureen Fonseca, Director (3)	$279	N/A	$43,565
John R. Galvin, Director	1,118	N/A	106,500
John F. Maher, Director (3)(4)	270	N/A	105,000
Frank A. McPherson, Director	1,131	N/A	106,500
Betsy S. Michel, Director	1,184	N/A	112,500
Leroy C. Richie, Director(3)	297	N/A	112,500
Robert L. Shafer, Director	1,184	N/A	112,500
James N. Whitson, Director	1,118	N/A	106,500

(1)	For the Fund’s year ended December 31, 2007.
(2)	As of December 31, 2007, the Seligman Group of Funds consisted of twenty-three registered investment companies, including the Fund.
(3)	Each of Messrs. Maher and Richie and Dr. Fonseca were elected to the Board of Directors on September 27, 2007.
(4)	Mr. Maher defers his fees.

No compensation is paid by the Fund to Directors or officers of the Fund who are employees of Seligman.

The Fund has a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings, when incurred, is included in directors’ fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund’s financial statements.

Mr. Maher is currently deferring compensation pursuant to the deferred compensation plan. Mr. Maher has accrued deferred compensation (including earnings/losses) in respect of the Fund in the amount of $273 as of December 31, 2007.

The Fund will purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund’s deferred compensation plan.

Class A shares of the Fund may be issued without a sales charge to present and former directors (and their family members) of the Fund.

Code of Ethics

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another’s intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All transactions by Employees in non-exempt securities must be pre-cleared by Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (“SEC”). You can access it through the SEC’s Internet site, www.sec.gov.

Control Persons and Principal Holders of Securities

Control Persons

As of April 2, 2008, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of April 2, 2008, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares of the Fund:

Name and Address	Class	Percentage of Total Shares Held
J. & W. Seligman & Co. Incorporated, Attn: Controller, 100 Park Avenue, New York, NY 10017	A	25.53%
Seligman Advisors, Inc., Attn: Controller, 100 Park Avenue, New York, New York 10017	A	8.84%

CitiGroup Global House Accounts, Attn: Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	C	5.66%

Patterson & Co. FBO J. & W. Seligman Matched Accumulation Plan, 1525 West Wt. Harris Blvd., Charlotte, NC 28288	I	34.15%

State Street Bank & Trust Company FBO North Carolina College Savings Program-NCBI, 105 Rosemont Avenue, Westwood, MA 02090	I	14.81%

State Street Bank & Trust Company FBO North Carolina College Savings Program-NCBG, 105 Rosemont Avenue, Westwood, MA 02090	I	14.09%

State Street Bank & Trust Company FBO North Carolina College Savings Program-NCBJ, 105 Rosemont Avenue, Westwood, MA 02090	I	12.85%

State Street Bank & Trust Company FBO North Carolina College Savings Program-NCBH, 105 Rosemont Avenue, Westwood, MA 02090	I	9.56%

Patterson & Co. FBO Seligman Data Corp 401K Thrift Plan, 1525 West Wt. Harris Blvd., Charlotte, NC 28288	I	8.77%

State Street Bank & Trust Company FBO North Carolina College Savings Program-NCBF, 105 Rosemont Avenue, Westwood, MA 02090	I	5.78%

MG Trust Company FBO Frontier Trust Company Trustee Piedmont Cardiology Associates 401(K) Plan, PO Box 10699, Fargo, ND 58106	R	79.87%

MG Trust Company FBO Cardinal Buses Inc 401(K) Plan, 700 17th Street, Suite 300, Denver, CO 80202	R	7.76%

Counsel Trust FBO Bernstein & Sons Inc 401(K) Profit Sharing Plan & Trust, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222	R	5.64%

As of the same date, there were no principal holders who owned 5% or more of the Fund’s Class D shares of the then outstanding shares of capital stock of the Fund.

Management Ownership

As of April 2, 2008, Directors and officers of the Fund as a group owned less than 1% of the Fund’s Class A shares and Class I shares of the then outstanding shares of capital stock of the Fund. As of the same date, Directors and officers of the Fund did not own any Class B shares, Class C shares, Class D shares or Class R shares of the then outstanding shares of capital stock of the Fund.

Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund’s Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund (the “Management Agreement”). As of the date of this SAI, Seligman also served as investment manager to twenty-one other US registered investment companies which, together with the Fund, make up the “Seligman Group of Funds.” There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund or Seligman with respect to the Fund’s investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Directors and Director of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

As compensation for the services performed and the facilities and personnel provided by Seligman, the Fund pays to Seligman promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Fund at the close of business on the previous business day. For this purpose, the term “Applicable Percentage” means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base. The term “Fee Amount” means the sum on an annual basis of:

0.45 of 1% of the first $4 billion of Fee Base,

0.425 of 1% of the next $2 billion of Fee Base,

0.40 of 1% of the next $2 billion of Fee Base, and

0.375 of 1% of Fee Base in excess of $8 billion.

The term “Fee Base” as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which Seligman or any affiliated company acts as investment manager or adviser (including the Fund). For the years ended December 31, 2007, 2006 and 2005, the Fund paid Seligman $776,197, $751,739 and $837,600, respectively, equal to 0.41% per annum of the Fund’s average daily net assets. Beginning November 12, 2002, Seligman, at its discretion, agreed to reimburse portions of the class-specific expenses of Class B, Class C, Class D and Class R shares (commencing April 30, 2003) in order for those Classes to declare dividends equal to annual rate of 0.05%. Effective July 10, 2003, the reimbursement was changed to allow a minimum annual dividend rate of 0.05% for Class A shares and 0.01% for Classes B, C, D, and R shares. Effective July 15, 2004, the reimbursement was changed to allow a minimum annual dividend rate of 0.09% for Classes B, C, D and R shares. For the period January 1, 2005 to February 15, 2005, the minimum annual dividend rate was raised to 0.20%. From February 16, 2005 through December 31, 2007, Seligman did not reimburse the Fund’s expenses and there was no minimum annual dividend rate for the period. For the year ended December 31, 2005, the amount of expense reimbursement by Seligman to the Fund was $875, equal to 0.00% of the Fund’s Class B and D shares’ average daily net assets.

The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums, interest on borrowings, and extraordinary expenses, such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. The amendments to the Management Agreement, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on January 17, 1991, and by the shareholders at a special meeting on April 10, 1991. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days’ prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days’ written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman’s business.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group of Funds. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under “Management Information” as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended May 15, 1991, subject to the control of the Fund’s Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. (“SDC”), the Fund’s shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund or Seligman with respect to the Fund’s investments.

Dealer Reallowances

Seligman Services, Inc. (“Seligman Services”), an affiliate of Seligman, is a limited purpose broker/dealer. For the years ended December 31, 2007, 2006 and 2005, Seligman Services received no commissions for the sale of Fund shares.

Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

As described in the Fund’s Prospectus, Class C shares of the Fund issued and outstanding at the close of business on May 16, 2008 (the “Conversion Date”) will be re-named as Class C2 shares. Additionally, Class D shares of the Fund issued and outstanding on the close of business on the Conversion Date will be re-named as new Class C shares, and Class D shares will no longer be available. The Fund’s 12b-1 Plan in respect of all classes of the Fund is described below.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund’s shares, other than in respect of the Fund’s Class I shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of shares of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund’s Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board of Directors of the Fund.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. Such payments are not currently being made and will be made only upon approval of the Fund’s Board of Directors. In the event that the Board approves the payment of the fees in the future, the fees would be used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations will receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund’s 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The Fund did not make payments under the 12b-1 Plan with respect to Class A shares during the year ended December 31, 2007.

Class B

Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor’s rights to this fee (the “Purchasers”) to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay the entire 12b-1 fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund’s 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended December 31, 2007 was $82,955, equivalent to 1% per annum of the Class B shares’ average daily net assets.

Class C (NOT AVAILABLE AFTER THE CONVERSION DATE)

As stated above, Class C shares of the Fund issued and outstanding at the close of business on the Conversion Date will be re-named as Class C2 shares. Accordingly, the following 12b-1 payment structure description is applicable to Class C shares available on or before the Conversion Date, and this payment structure will no longer be relevant after the Conversion Date. This description does not apply to new Class C shares which are available after the Conversion Date.

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares of the Fund which were issued by an exchange of such Class C shares of another Seligman mutual fund (“Exchanged Class C shares”). No 12b-1 fees are paid in respect of Class C shares of the Fund which were issued through brokers or financial advisors (i.e., Class C shares of the Fund purchased directly from brokers and financial advisors). The 12b-1 fee is used by Seligman Advisors as follows: During the first year following the original sale of Exchanged Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Exchanged Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds on Exchanged Class C shares redeemed during the first eighteen months with respect to shares purchased through intermediaries that are not level load intermediaries (twelve months in the case of investors who purchased Exchanged Class C shares through level load intermediaries), to (1) reimburse Seligman Advisors for its payment at the time of the original sale of the Exchanged Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Exchanged Class C shares through level load intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the original sale of Exchanged Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Exchanged Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of the Exchanged Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following an original sale of Exchanged Class C shares, the 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the year ended December 31, 2007 was $30,020, equivalent to 0.74% per annum of the Class C shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2007, Seligman Advisors incurred $94,367 of expenses in respect of the Fund’s Class C shares that were not reimbursed from the amount received from the Fund’s 12b-1 Plan. This amount is equal to 2.35% of the net assets of Class C shares at December 31, 2007.

If the Fund’s 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

new Class C (AVAILABLE AFTER THE CONVERSION DATE)

As stated above, Class D shares of the Fund issued and outstanding at the close of business on the Conversion Date will be re-named as new Class C shares, and Class D shares will no longer be available. The 12b-1 payment structure described below applies to new Class C shares effective after the Conversion Date.

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time-of-sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the Fund’s 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class C2

As stated above, Class C shares of the Fund existing at the close of business on the Conversion Date will be re-named as Class C2 shares. The following describes the payment structure of the Fund’s 12b-1 Plan in respect of Class C2 shares.

Under the 12b-1 Plan, the Fund, with respect to Class C2 shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C2 shares (or any predecessor class of shares) of the Fund which were issued by an exchange of Class C shares of another Seligman mutual fund (“Exchanged Class C2 shares”). No 12b-1 fees are paid in respect of Class C2 shares (or any predecessor class of shares) of the Fund which were directly purchased through brokers or financial advisors (i.e., Class C2 shares of the Fund purchased directly from brokers and financial advisors). The 12b-1 fee is used by Seligman Advisors as follows: During the first year following the original sale of Exchanged Class C2 shares, a distribution fee of 0.75% of the average daily net assets attributable to such Exchanged Class C2 shares is used, along with any CDSC proceeds on Exchanged Class C2 shares redeemed during the first twelve months or eighteen months, as applicable, to (1) reimburse Seligman Advisors for its (A) payment at the time of the original sale of the Exchanged Class C2 shares of a 0.75% sales commission to Service Organizations or (B) ongoing payment of 0.75% of the average daily net assets attributable to such Exchanged Class C2 shares to Service Organizations who elect not to receive a time-of-sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the original sale of Exchanged Class C2 shares, a service fee of up to 0.25% of the average daily net assets attributable to such Exchanged Class C2 shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of the Exchanged Class C2 shares of a service fee of 0.25% of the net asset value of the Exchanged Class C2 shares sold (for shareholder services to be provided to Class C2 shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Exchanged Class C2 shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following an original sale of Exchanged Class C2 shares, the 12b-1 fee attributable to such Exchanged Class C2 shares sold by Service Organizations is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund.

The amounts expended by Seligman Advisors in any one year with respect to Class C2 shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C2 shares in one year to be paid from Class C2 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the Fund’s 12b-1 Plan is terminated in respect of Class C2 shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C2 shares.

Class D

As stated above, Class D shares of the Fund issued and outstanding at the close of business on the Conversion Date will be re-named as new Class C shares, which are described above under the caption “new Class C (AVAILABLE AFTER THE CONVERSION DATE).” Class D shares will no longer be available after the Conversion Date. Accordingly, this payment structure will no longer be relevant after the Conversion Date.

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fee at the time of sale. After the initial one-year period following a sale of Class D shares, the 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the year ended December 31, 2007 was $129,969, equivalent to 1% per annum of the Class D shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2007, Seligman Advisors incurred $1,169,668 of expenses in respect of the Fund’s Class D shares that were not reimbursed from the amount received from the Fund’s 12b-1 Plan. This amount is equal to 8.57% of the net assets of Class D shares at December 31, 2007.

If the Fund’s 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. Such service fee payments are not currently being made and will be made only upon approval of the Fund’s Board of Directors. Seligman Advisors does not plan to pay any Rule 12b-1 fees to service organizations in respect of Class R Shares of the Fund. However, Seligman Advisors will charge the Fund the distribution fee of 0.25% of the Class R Shares in order to support the distribution services provided by Seligman Advisors, including those expenses borne by Seligman Advisors in connection with any front-end fees paid by Seligman Advisors to service organizations and other expenses of distribution. The total amount paid by the Fund to Seligman Advisors in respect of Class R shares for the year ended December 31, 2007 was $1,906, equivalent to 0.25% per annum of the Class R shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2007, Seligman Advisors did not incur any expenses in respect of the Fund’s Class R shares.

If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

Payments made by the Fund under the 12b-1 Plan for the year ended December 31, 2007, were spent on the following activities in the following amounts:

	Class A	Class B	Class C	Class D	Class R
Compensation to underwriters	$-0-	$206	$2,187	$29,240	$1,906
Compensation to broker/dealers	-0-	20,713	27,833	100,729	-0-
Other Compensation*	-0-	62,036	-0-	-0-	-0-

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was initially approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (“Qualified Directors”) and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. Although the 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993, Seligman elected to waive the fee through April 30, 2000. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class C shares (which were re-named Class C2 shares effective May 16, 2008) on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares (effective May 16, 2008, re-named Class C2 shares) on June 1, 1999. The 12b-1 Plan was approved in respect of the Class D shares (which were re-named as new Class C shares effective May 16, 2008) on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares (effective May 16, 2008, re-named as new Class C shares) on May 1, 1993. The 12b-1 Plan was approved in respect of Class R shares on March 20, 2003 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class R shares on April 30, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts. For the year ended December 31, 2007, Seligman Services received service fees pursuant to the Fund’s 12b-1 Plan of $1,422.

Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group of Funds, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Fund are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, NY 10017.

Portfolio Transactions and Other Practices

Portfolio Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group of Funds or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a “spread,” i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time.

Commissions

The Fund will not incur commissions in connection with the purchase and sale of portfolio securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.

Dealer Selection

Seligman selects broker-dealers with the goal of obtaining “best execution”. Seligman will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its investment products primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the investment companies of the Seligman Group of Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the investment companies of the Seligman Group of Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the year ended December 31, 2007, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 1,400,000,000 shares of capital stock, each with a par value of $0.01 per share, divided into six classes, which prior to the Conversion Date, are designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. After the Conversion Date, such shares of capital stock, each with a par value of $0.01 per share, will be divided into six classes, designated Class A common stock, Class B common stock, Class C common stock, Class C2 common stock, Class I common stock and Class R common stock. Each share of the Fund’s classes of common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Fund’s Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

The Board of Directors is authorized to classify or reclassify and issue any unissued common stock of the Fund into any number of other classes without further action by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not significantly affect any interest of such class. However, the Rule exempts the selection of independent auditors, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Other Securities

The Fund has no authorized securities other than common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share. Class B shares, Class C shares and Class D shares (Class D shares are not available after the Conversion Date) are available at net asset value either through an exchange of shares of another Seligman mutual fund offering shares of the same class, or through authorized dealers or other financial advisors approved by Seligman, to facilitate periodic investments in shares of Class A shares of other mutual funds in the Seligman Group.

Class A

Since Class A shares of the Fund are offered to investors at net asset value, only Class A shares of the Fund owned as a result of an exchange of Class A shares from another Seligman mutual fund on which an initial sales charge was paid will be included for purposes of determining a shareholder’s eligibility for a reduced sales charge on additional investments in Class A shares of the Seligman mutual funds sold with an initial sales charge, as described in each of the other Seligman mutual funds’ Prospectuses and SAIs. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive reduced sales charges to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in Seligman mutual funds if these investments are with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

A CDSC of 1% will also be imposed on the redemption of Class A shares acquired by exchange which were originally purchased at net asset value due to the size of the purchase, if such Class A shares are redeemed within eighteen months of the original purchase date.

Class A shares acquired by exchange which were originally purchased by an “eligible employee benefit plan” may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares originally purchased within eighteen months prior to plan termination. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of fund shares and has at least $2 million in plan assets at the time of investment in a fund.

The 1% CDSC normally imposed on redemptions of certain Class A shares (i.e., those acquired by exchange which were originally purchased during the preceding 18 months at net asset value due to the size of the purchase) will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an 18-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

Class B

Class B shares are sold without an initial sales charge but are subject to a CDSC if the shares are redeemed within six years of purchase (or, in the case of Class B shares acquired upon exchange, within six years of the purchase of the original Class B Shares) at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase	CDSC
Less than 1 year	5%
1 year or more but less than 2 years	4%
2 years or more but less than 3 years	3%
3 years or more but less than 4 years	3%
4 years or more but less than 5 years	2%
5 years or more but less than 6 years	1%
6 years or more	0%

Approximately eight years after purchase, Class B shares will convert automatically into Class A shares. Shares purchased through the reinvestment of dividends on Class B shares also will convert automatically to Class A shares together with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked on to the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C (NOT AVAILABLE AFTER THE CONVERSION DATE)

As stated above, Class C shares of the Fund issued and outstanding at the close of business on the Conversion Date will be re-named as Class C2 shares. Accordingly, the following description is applicable to Class C shares available on or before the Conversion Date, and this description will no longer be relevant after the Conversion Date. This description does not apply to new Class C shares which are available after the Conversion Date.

Class C shares are offered to investors at net asset value. Class C shares acquired by an exchange of Class C shares from another Seligman mutual fund are subject to a CDSC of 1% if redeemed within eighteen months of the original purchase (twelve months for Class C shares purchased through level load intermediaries), charged as a percentage of the current net asset value or original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

new Class C (AVAILABLE AFTER THE CONVERSION DATE)

New Class C shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class C shares are subject to a CDSC of 1% imposed on certain redemptions within one year of purchase (or, in the case of Class C shares acquired upon exchange from another Seligman mutual fund, within one year of the purchase of the original Class C Shares), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Class C2

Class C2 shares are not offered for sale by the Fund. Class C2 shares (and its predecessor class of shares) acquired by an exchange of Class C shares from another Seligman mutual fund are subject to a CDSC of 1% if redeemed within 18 months (or one year, if original purchase was through level load intermediaries) of the original date of purchase of that other Seligman mutual fund, charged as a percentage of the current net asset value or original purchase price, whichever is less. Unlike Class B shares, Class C2 shares do not convert to Class A shares.

With respect to Class C2 shares of the Fund that you acquired through a direct purchase of shares of the Fund (i.e., shares not acquired via an exchange), these shares will not begin to age for purposes of determining the applicability of any CDSC until you exchange these shares for Class C shares of another Seligman mutual fund.

On or after July 1, 2008, the Fund reserves the right to convert any Class C2 shares into new Class C shares of the Fund when a shareholder’s account balance in respect of Class C2 shares falls below $10,000. If the Fund exercises its right to convert your Class C2 shares into new Class C shares of the Fund, any Class C2 shares (and its predecessor class of shares) that were issued upon exchange from another Seligman mutual fund will be subject to a 1% CDSC if redeemed within 18 months (or one year, if original purchase was through level load intermediaries) of the original date of purchase.

Class D (NOT AVAILABLE AFTER THE CONVERSION DATE)

As stated above, Class D shares of the Fund issued and outstanding at the close of business on the Conversion Date will be re-named as new Class C shares, which are described above under the caption “new Class C (AVAILABLE AFTER THE CONVERSION DATE).” Class D shares will no longer be available after the Conversion Date. Accordingly, the description of Class D below will no longer be relevant after the Conversion Date.

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% imposed on certain redemptions within one year of purchase (or, in the case of Class D shares acquired upon exchange, within one year of the purchase of the original Class D Shares), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not convert to Class A shares.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value. Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares. Unlike Class B shares, Class I shares do not convert to Class A shares.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan’s initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Provided that you reinvest your dividends, you may annually withdraw without being assessed a CDSC, as a percentage of the value of your Fund account (at the time of election), the following: 12% of your Class B shares, 10% of your Class C shares acquired by exchange (not available after May 16, 2008), 10% of your Class C2 shares acquired by exchange, 10% of your new Class C shares (available after May 16, 2008), 10% of your Class D shares (not available after May 16, 2008) or 10% of your Class R shares. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, new Class C, Class C2, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, or minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, or retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C, new Class C, Class C2, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Regardless of the method of redemption, a check for the proceeds ordinarily will be sent within seven calendar days following redemption.

Fund Reorganizations

Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors receives your request in good order. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV.

Pursuant to Rule 2a-7 under the 1940 Act, the Fund’s portfolio securities are valued by the amortized cost method. This method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of the Fund may tend to be higher than that of a fund with identical investments which uses a method of valuation based on market prices and estimates of market prices for all its portfolio securities. Thus, if the use of amortized cost resulted in lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield if he purchased shares on that day than he would be able to receive from a fund using solely market values and existing investors would receive less investment income. The converse is true in a period of rising interest rates.

The order permitting the Fund to use the amortized cost method of valuation requires that, under the direction of the Board of Directors, certain procedures be adopted to monitor and stabilize the price per share. Calculations are made to compare the value of its investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market markers, values obtained from yield data relating to classes of money market instruments or US Government securities published by reputable sources at the mean between the bid and asked prices for the instruments. The Fund will not maintain a dollar-weighted average portfolio maturity in excess of 90 days. In the event that a deviation of  1/2 of 1% or more exists between the $1.00 per share net asset value and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A, Class B, Class C, new Class C, Class D, Class I and Class R shares are sold at NAV(1). (Class D shares are not available after the close of business on the Conversion Date. Class C2 shares are not offered for sale.) Using each Class’s NAV at December 31, 2007 (or in the case of new Class C shares, the NAV of Class D shares (in light of the re-naming of classes discussed above)), the maximum offering price of the Fund’s shares is as follows:

Class A
Net asset value and offering price per share(1)	$1.00

Class B
Net asset value and offering price per share(1)	$1.00

Class C (NOT AVAILABLE AFTER THE CONVERSION DATE)
Net asset value and offering price per share(1)	$1.00

new Class C (NOT AVAILABLE PRIOR TO THE CONVERSION DATE)
Net asset value and offering price per share(1)	$1.00

Class D (NOT AVAILABLE AFTER THE CONVERSION DATE)
Net asset value and offering price per share(1)	$1.00

Class I
Net asset value and offering price per share	$1.00

Class R
Net asset value and offering price per share(1)	$1.00

(1)	Class A shares acquired by exchange that were originally purchased at net asset value due to the size of the purchase or purchases by eligible employee benefit plans are subject to a 1% CDSC, if such shares are redeemed within 18 months of purchase or prior to plan termination, respectively. Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class C shares (which are not available after the Conversion Date) and Class C2 shares (which are not offered for purchase) acquired by exchange are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through level load intermediaries). Class D shares (which are not available after the Conversion Date) and new Class C shares are subject to a 1% CDSC on redemptions within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within 1 year of a retirement plan’s initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable; or (iii) such other periods as ordered by the SEC for the protection of the Fund’s shareholders. Under these circumstances, redemption proceeds may be made in securities (i.e., a redemption in kind). If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund’s responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Fund

The Fund is qualified and intends to continue to qualify for tax treatment as a regulated investment company under the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its investment company taxable income realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company.

Dividends from net investment income are taxed at ordinary income rates to the shareholders, whether received in cash or reinvested in additional shares, and are not eligible for the dividends received deduction for corporations.

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The Fund is subject to a 4% nondeductible excise tax on the under-distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its net capital gain income realized during the one-year period ending on October 31 during such year, and all ordinary income and net capital gain income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and net capital gain income prior to the end of each calendar year to avoid liability for the excise tax.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury Department a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the US Treasury Department, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Shareholders are urged to consult their tax advisors concerning the effect of federal income and state and local taxes in their individual circumstances.

Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. Seligman Advisors retains any CDSCs paid by investors on all Fund classes other than Class B.

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the year ended December 31, 2007 (new Class C and Class C2 shares did not exist prior to December 31, 2007):

Compensation on Redemptions and Repurchases (CDSC on Class A, Class C and Class D and R Shares Retained)(1)	Brokerage Commissions	Other Compensation(2)
$8,295	$-0-	$33,539

(1)	Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under “Rule 12b-1 Plan.”
(2)	During the year ended December 31, 2007, Seligman Advisors received distribution and service fees in respect of Class B, Class C, Class D shares and Class R shares pursuant to the Fund’s Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed under “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers and investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. (the “TargETFunds” and the Fund) of $1,000,000 or more (“NAV sales”), calculated as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV sales)
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

Purchases of Class A shares representing only an initial purchase of the Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for Class A shares of another Seligman mutual fund. With respect to purchases of Class A shares of the TargETFunds, Seligman Advisors shall pay authorized dealers and investment advisors 0.25% on NAV sales attributable to such funds. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers and investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available, or for accounts opened on or after January 7, 2008, at least $2 million in plan assets at the time of investment in a fund. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the TargETFunds and the Fund) is as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV sales)
Sales up to but not including $4,000,000	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the TargETFunds is 0.25% of sales. These fees in respect of eligible employee benefit plans and the fees on NAV sales described above are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees relating to eligible employee benefit plans and NAV sales (each as described above), no fees shall be payable on any assets invested in the Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in the Fund.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to Seligman’s and Seligman Advisors’ respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors’ promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

Calculation of Yield

Yield Calculations

The following performance information relates to periods prior to December 31, 2007. Since new Class C and Class 2 shares will become effective after such date, they have no performance to report at this time.

The current and effective yields of the Class A, Class B, Class C, Class D, Class I and Class R shares of the Fund may be quoted in reports, sales literature, and advertisements published by the Fund. The current yield of Class A shares is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

The current and effective yields of the Fund’s Class B shares, Class C shares, Class D shares, Class I and Class R shares are computed in the same manner as discussed above for Class A shares. Class B, Class C, Class D and Class R shares are subject to a CDSC if such shares are held for less than six years (for Class B shares), less than 18 months (for Class C shares), less than one year (for Class D shares) or less than one year (for Class R shares). Because Class B, Class C, Class D and Class R shares bear a higher distribution fee than Class A shares, the yield of Class B, Class C, Class D and Class R shares will be lower than the yield of Class A shares. Class I shares are not subject to a CDSC and do not bear any 12b-1 (distribution and service) fees.

The following are examples of the yield calculations for Class A, Class B, Class C, Class D, Class I and Class R shares for the seven-day period ended December 31, 2007.

The weighted average life to maturity of investments was 17 days at December 31, 2007.

	Class A	Class B	Class C	Class D	Class I	Class R
Total dividends per share from net investment income (seven days ended 12/31/07)	$0.000663	$0.000466	$0.000518	$0.000466	$0.000722	$0.000614
Annualized (365 day basis)	0.0346	0.0243	0.0270	0.0243	0.0376	0.0320
Average net asset value per share	1.000	1.000	1.000	1.000	1.000	1.000
Annualized historical net yield per share (seven days ended 12/31/07)*	3.46%	2.43%	2.70%	2.43%	3.76%	3.20%
Effective yield (seven days ended 12/31/07)**	3.52%	2.46%	2.74%	2.46%	3.84%	3.25%

*	This represents the annualized average net investment income per share for the seven days ended December 31, 2007.
**	Annualized average net investment income for the same period with dividends reinvested.

From time to time, Seligman has agreed to reimburse a portion of the class-specific expenses of certain share classes in order for those classes to declare dividends equal to selected minimum annual rates. For the period December 1, 2004 to February 15, 2005, the minimum annual dividend rate was 0.20%. From February 16, 2005 through December 31, 2007, Seligman did not reimburse the Fund’s expenses and there was no minimum annual dividend rate for the period.

Financial Statements

The Fund’s Annual Report to Shareholders for the year ended December 31, 2007, contains a portfolio of the investments of the Fund as of December 31, 2007, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

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